SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                                  May 17, 2002
                                 Date of Report

                              UQM Technologies, Inc.
               (Exact Name of Registrant as Specified in Charter)


   Colorado                        1-10869                       84-0579156
(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                  Identification #)
incorporation)

                  425 Corporate Circle, Golden, Colorado 80401
                     (Address of Principal Executive Office)

                                 (303) 278-2002
              (Registrant's telephone number, including area code)


Item 5.  OTHER EVENTS

     On May 16, 2002, UQM Technologies, Inc. ("UQM") released the press release attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     c.  Exhibits

         Exhibit No.      Description
         99.1             Press Release


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UQM Technologies, Inc.,
                                        Registrant


May 17, 2002                            /s/ Donald A. French
                                        Donald A. French, Treasurer